UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2016

WISDOMTREE CONTINUOUS COMMODITY INDEX FUND

(Registrant)

(Exact name of registrant as specified in its charter)

WISDOMTREE CONTINUOUS COMMODITY INDEX MASTER FUND

(Rule 140 Co-Registrant)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0151234 (Registrant) 26-0151301 (Co-Registrant) (IRS Employer ID Number)

c/o WisdomTree Commodity Services, LLC 245 Park Avenue 35th Floor New York, NY (Address of principal executive offices)	10167 (Zip Code)

001-33908

001-33909

(Commission File Number)

1-866-909-9473

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 4, 2016, WisdomTree Commodity Services LLC (the “Managing Owner”), the commodity pool operator of WisdomTree Continuous Commodity Index Fund (the “Fund”) and Wisdom Tree Continuous Commodity Index Master Fund, issued a press release announcing that the Fund has temporarily suspended the ability of Authorized Participants to purchase new Creation Baskets of Fund shares. A copy of the press release is filed as an exhibit hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISDOMTREE CONTINUOUS COMMODITY INDEX FUND

By WisdomTree Commodity Services, LLC, its Managing Owner

By:	/s/ Gregory Barton
	Name:	Gregory Barton
	Title:	President

WISDOMTREE CONTINUOUS COMMODITY INDEX MASTER FUND

By WisdomTree Commodity Services, LLC, its Managing Owner

By:	/s/ Gregory Barton
	Name:	Gregory Barton
	Title:	President

Date: October 5, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release dated October 4, 2016.